UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

SIRIUS INTERNATIONAL INSURANCE GROUP, LTD.

(Exact name of registrant as specified in charter)

Bermuda	001-38731	98-0529995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Wesley Street

Hamilton HM 11

(Address of principal executive offices)

(441) 278-3140

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 5, 2018, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 23, 2018 (as amended by the First Amendment to Agreement and Plan of Merger and Sponsor Letter) by and among Easterly Acquisition Corp. (“Easterly”), Sirius International Insurance Group, Ltd. (the “Company”) and Sirius Acquisitions Holding Company III, a wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into Easterly (the “Merger,” and, together with the other transactions described in the Merger Agreement, the “Transaction”).  In connection with the consummation of the Transaction and effective as of the effective time of the Merger, Easterly became a wholly owned subsidiary of the Company, and its name was changed to Sirius Acquisitions Holding Company III.

The Merger and the Merger Agreement were previously described in the definitive proxy statement/prospectus of the Company and Easterly, dated October 12, 2018 (the “Proxy Statement/Prospectus”), which forms a part of the Company’s Registration Statement on Form S-4 (Registration No. 333-226620).

Item 1.01.  Entry into a Material Definitive Agreement.

Shareholders Agreement

In connection with the closing of the Sirius Group Private Placement described in Item 3.02 below, the Company, CM Bermuda Ltd. (“CM Bermuda”) and affiliated funds of Gallatin Point Capital, The Carlyle Group, Centerbridge Partners, L.P. and Bain Capital Credit (the “Preference Share Investors”) entered into a shareholders agreement (the “Shareholders Agreement”), which governs certain matters with respect to the governance of the Company, the voting of CM Bermuda’s common shares, the repurchase of CM Bermuda’s common shares and certain other matters.

Pursuant to the Shareholders Agreement, until the third anniversary of the date of the closing of the Sirius Group Private Placement: (i) CM Bermuda will vote in favor of the election of the number of Independent Directors (as such term is defined in the Shareholders Agreement) as is necessary to provide that at least a majority of the Board of Directors of the Company is comprised of Independent Directors; and (ii) CM Bermuda will not vote in favor of the removal of any director (other than any director affiliated with CM Bermuda) other than for cause. After the third anniversary of the date of the closing of the Sirius Group Private Placement (or earlier in the event of an increase to the size of the Board of Directors of the Company), CM Bermuda will not vote in favor of the election of any director not then serving on the Board of Directors (including any election to fill a vacancy then existing on the Board of Directors as a result of death, resignation, removal, expansion of the Board of Directors or otherwise) who is not an Agreed Director (as such term is defined in the Shareholders Agreement).

Pursuant to the Shareholders Agreement, CM Bermuda will also agree to vote (i) in favor of a Qualified Sale Transaction (as such term is defined in the Shareholders Agreement) that is approved by a majority of Independent Directors and 80% of the Company’s voting shares after the first anniversary of the date of the closing of the Sirius Group Private Placement, and (ii) against any merger, amalgamation, consolidation or similar transaction or any sale or transfer of all or substantially all of the Company’s consolidated assets, in each case where the per share value of the consideration received by CM Bermuda in such transaction is greater than the per share value of the consideration received by any other holder of the Company’s common shares.

The Shareholders Agreement also grants the Preference Share Investors tag-along rights to the extent the Company agrees to repurchase or redeem any common shares held by CM Bermuda.

The Shareholders Agreement terminates on the date that fewer than 25% of the Series B preference shares issued in the Sirius Group Private Placement are outstanding, and earlier with respect to any Preference Share Investor at the time that it or its affiliates or permitted assigns ceases to own any Series B preference shares.

The description of the Shareholders Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholders Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Registration Rights Agreement

Upon the closing of the Transaction, the Company entered into a Registration Rights Agreement with Easterly Acquisition Sponsor, LLC (the “Sponsor”) and CM Bermuda. Pursuant to the terms of the Registration Rights Agreement, CM Bermuda and the Sponsor are entitled to certain registration rights described in the Registration Rights Agreement with respect to the Company’s common shares owned by CM Bermuda and the Sponsor.  Among other things, pursuant to the Registration Rights Agreement, CM Bermuda is entitled to the right to initiate the filing of registration statements, including for underwritten offerings, twice in any consecutive 12-month period. Additionally, the Sponsor and CM Bermuda are entitled to “piggy-back” registration rights registration rights with respect to any underwritten offering proposed by the Company on its own behalf or on behalf of others, other than such offerings (i) under any employee stock plan or other employee benefit plan arrangement, (ii) of debt convertible into equity securities, (iii) for a dividend reinvestment plan or (iv) for an exchange offer or offering of securities solely to the Company’s existing shareholders.  The registration rights of CM Bermuda and the Sponsor are subject to customary black-out periods, cutback provisions and other limitations as set forth in the Registration Rights Agreement.  The Company will pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

The description of the Registration Rights Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Warrant Amendment

Pursuant to the Merger Agreement, the Company, Easterly and Continental Stock Transfer & Trust Company (“Continental”) entered into the Assignment, Assumption and Amendment Agreement, dated as of November 5, 2018 (the “Warrant Amendment”), pursuant to which Easterly assigned to the Company, and the Company assumed, all of Easterly’s right, title and interest in and to the Warrant Agreement, dated as of July 29, 2015, by and between Easterly and Continental, and the parties thereto agreed to certain amendments to reflect the fact that the warrants converted in connection with the Merger are, as a result of the Merger, exercisable for the Company’s common shares.

The description of the Warrant Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Amendment, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

CM Bermuda Redemption Agreement

In connection with the Merger, the Company and CM Bermuda, the sole holder of the Company’s shares prior to the Merger, entered into a Redemption Agreement, dated November 2, 2018 (the “CM Bermuda Redemption Agreement”), pursuant to which, effective as of the closing of the Merger, the Company redeemed 9,519,280 of the Company’s common shares at a price per share equal to $17.22447, the payment for which will be funded from cash to be distributed by Sirius Bermuda Insurance Company Ltd. (not out of the funds released from the Easterly trust account in connection with the consummation of the Merger) and paid in cash by or on behalf of the Company no later than November 16, 2018.

The description of the CM Bermuda Redemption Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the CM Bermuda Redemption Agreement, a copy of which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

IMGAH Redemption Agreement

Pursuant to a redemption agreement (the “IMGAH Redemption Agreement”), dated as of July 14, 2018, by and between the Company and IMG Acquisition Holdings, LLC (“IMGAH”), and upon the closing of the Merger, the Company redeemed 100,000 Series A preference shares of the Company (which constitutes all of the Series A preference shares that are outstanding), for an aggregate redemption amount of $95,000,000 (the “IMGAH Redemption”).  Pursuant to the IMGAH Redemption Agreement, the Shareholder’s Agreement by and between the Company and IMGAH, dated as of May 26, 2017, and the Registration Rights Agreement by and between the Company and IMGAH, dated as of May 26, 2017, were terminated upon the closing of the IMGAH Redemption.

The description of the IMGAH Redemption Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the IMGAH Redemption Agreement, a copy of which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

Item 1.02.                                        Termination of a Material Definitive Agreement.

The information set forth under the heading “IMGAH Redemption Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On November 5, 2018, pursuant to the Merger Agreement, the Merger was consummated and became effective as of the Effective Time (as defined in the Merger Agreement).  As a result of the Merger, among other things, Easterly became a wholly owned subsidiary of the Company, and effective as of the Effective Time, Easterly’s name was changed to Sirius Acquisitions Holding Company III.  In addition, Easterly’s units, not separated previously at the election of unit holders, separated into their components of one share of Easterly common stock and one half of a warrant to purchase one share of Easterly common stock.  The Merger and the Merger Agreement were previously described in the Proxy Statement/Prospectus.

Pursuant to the Merger Agreement, at the closing of the Merger, all outstanding shares of Easterly common stock (other than shares that were redeemed pursuant to a valid redemption election, shares owned by Easterly, the Company or Merger Sub and certain shares held by the Sponsor) were exchanged for newly issued common shares of the Company, as more fully described in the Proxy Statement/Prospectus.  The holders of such outstanding shares received 0.609 of a Company common share in exchange for each share of Easterly’s common stock held by them.

Additionally, upon the consummation of the Merger, each of Easterly’s outstanding warrants issued in Easterly’s initial public offering ceased to represent a right to acquire shares of Easterly’s common stock and instead represent the right to acquire 0.609 of a Company common share on the same terms as in effect immediately prior to the closing of the Transaction, except that the exercise price for each Company common share is equal to $18.88.

As a result of the Merger having become effective, The Nasdaq Stock Market LLC (“Nasdaq”) determined to permanently suspend trading of Easterly’s common stock, warrants and units prior to the opening of trading on November 6, 2018.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, as amended by Exhibit 2.2 hereto, and incorporated herein by reference.  This summary is not intended to modify or supplement any factual disclosures about the Company or Easterly, and should not be relied upon as a disclosure about the Company or Easterly without consideration of the periodic and current reports and statements that the Company or Easterly file with the Securities and Exchange Commission (“SEC”).  The terms of the Merger Agreement govern the contractual rights and relationships between, and allocate risks among, the parties thereto in relation to the Transaction.  In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations among the parties, correspondence between the parties and the disclosure schedules to the Merger Agreement.  Accordingly, such representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and should not be relied upon as statements of fact.

The information set forth in the “Explanatory Note” is incorporated by reference into this Item 2.01.

Item 3.02.                                        Unregistered Sales of Equity Securities.

On November 1, 2018, the Company completed the transactions contemplated by its Employee Share Purchase Plan, which provided all employees of the Company with a one-time opportunity to purchase between 100 and 1,000 Company common shares at a price equal to $14.64 for the first 100 shares and $17.22447 for the next 900 shares. The Company issued 149,336 common shares under the Employee Share Purchase Plan.  The transactions contemplated by the Employee Share Purchase Plan were exempt from registration under U.S. securities laws pursuant to Rule 701 under the Securities Act of 1933.  This description of the Employee Share Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Employee Share Purchase Plan, a copy of which is filed as Exhibit 10.6 hereto and incorporated herein by reference.

In connection with the closing of the Merger, on November 5, 2018, the Company completed a private placement of 11,901,670 Series B preference shares to the Preference Share Investors and 1,225,954 common shares to certain Preference Share Investors and employees, directors and “friends & family” of the Company at a price per share equal to $17.22447 (the “Sirius Group Private Placement”) pursuant to subscription agreements entered into with such investors (the “Subscription Agreements”).  The Subscription Agreements also granted such investors the registration rights set forth therein.  The Sirius Group Private Placement was exempt from registration under U.S. securities laws pursuant to Section 4(a)(2) of the Securities Act of 1933 and Regulation D thereunder.  This description of the Sirius Group Private Placement does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreements, a form of which is filed as Exhibit 10.7 hereto and incorporated herein by reference.

The Series B preference shares have the voting, dividend, liquidation, redemption, conversion, preemptive and other rights set forth in the certificate of designation governing the terms of the Series B preference shares (the “Certificate of Designation”).  A description of the material provisions of the Certificate of Designation can be found in the section entitled “Description of Sirius Group Share Capital” in the Proxy Statement/Prospectus.  This description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

In addition, the Preference Share Investors received warrants exercisable for an aggregate of 5,418,134 Company common shares for a period of five years after the Merger at a strike price equal to $21.53. This description of the Sirius Group Private Placement warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the form of warrant, a copy of which is filed as Exhibit 3.3 hereto and incorporated herein by reference.

Item 3.03.                                        Material Modification to Rights of Security Holders.

The information set forth in Items 1.01, 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of Kernan (Kip) V. Oberting and Monica Cramér Manhem resigned as a director of the Company and from any committees of the board of directors of the Company (the “Board”) on which they then served, effective as of the Effective Time.

Further, in connection with the Merger, on October 31, 2018, the Board appointed each of Alain Karaoglan, Rachelle Keller and Jim Rogers as directors of the Company, effective as of the Effective Time.  The Board has determined that Mr. Karaoglan, Ms. Keller and Mr. Rogers are each an independent director as that term is defined by the rules of the SEC and Nasdaq.  Mr. Karaoglan will serve on the Audit & Risk Management Committee, the Nominating & Corporate Governance Committee and the Finance Committee.  Ms. Keller will serve on the Audit & Risk Management Committee as Chair and will also serve on the Compensation Committee.  Mr. Rogers will serve on the Compensation Committee as Chair and will also serve on the Nominating & Corporate Governance Committee.

There are no arrangements or understandings between each of Mr. Karaoglan, Ms. Keller or Mr. Rogers and any other persons, pursuant to which he or she was selected as a director.  There are no current or proposed transactions between the Company and each of Mr. Karaoglan, Ms. Keller or Mr.

Rogers, or his or her immediate family members, that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 5, 2018, the amended and restated bye-laws of the Company (the “bye-laws”) became effective.  A description of the material provisions of the bye-laws can be found in the sections entitled “Description of Sirius Group Share Capital” and “Comparison of Rights of Shareholders of Easterly and Sirius Group” in the Proxy Statement/Prospectus.  This description of the bye-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the bye-laws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On November 5, 2018, the Company issued a press release announcing the completion of the Merger, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Rule 3-05 of Regulation S-X were previously reported in, or incorporated by reference into, the Proxy Statement/Prospectus.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of June 23, 2018, by and among Sirius International Insurance Group, Ltd., Easterly Acquisition Corp. and Sirius Acquisitions Holding Company III (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Easterly on June 25, 2018).*

2.2

First Amendment to the Agreement and Plan of Merger and Sponsor Letter, dated as of August 29, 2018, by and among Sirius International Insurance Group, Ltd., Easterly Acquisition Corp., Sirius Acquisitions Holding Company III, CM Bermuda Ltd. and Easterly Acquisition Sponsor, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A filed by Easterly on September 25, 2018).

3.1	Bye-Laws of Sirius International Insurance Group, Ltd.

3.2	Certificate of Designation of Series B Preference Shares of the Company.

3.3	Form of Sirius Group Private Placement Warrant.

10.1	Shareholders Agreement, dated as of November 5, 2018, by and among the Company, CM Bermuda and the Preference Share Investors.

10.2	Registration Rights Agreement, dated as of November 5, 2018, by and among the Company, CM Bermuda and Easterly.

10.3	Assignment, Assumption and Amendment Agreement to Warrant Agreement, dated as of November 5, 2018, by and among the Company, Easterly and Continental Stock Transfer & Trust Company.

10.4	Redemption Agreement, dated as of November 2, 2018, by and between the Company and CM Bermuda.

10.5	Redemption Agreement, dated as of July 14, 2018, by and between the Company and IMGAH.

10.6	Sirius International Insurance Group, Ltd. Employee Share Purchase Plan.

10.7

Form of Subscription Agreement among Sirius International Insurance Group, Ltd. and the investors named therein (incorporated by reference to Exhibit 10.2 to the Form S-4/A filed by the Company on September 10, 2018).

99.1	Press Release, dated November 5, 2018.

* The exhibits and schedules to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to furnish a copy of any omitted schedules to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Sirius International Insurance Group, Ltd.

Date: November 6, 2018	By:	/s/ ALLAN L. WATERS
	Name:	Allan L. Waters
	Title:	Chief Executive Officer